EXHIBIT 99.1

INSTRUCTIONS AS TO USE OF

ERHC ENERGY INC.
SHAREHOLDER SUBSCRIPTION RIGHTS AGREEMENT

CONSULT THE SUBSCRIPTION AGENT,  YOUR BANK OR BROKER AS TO ANY QUESTIONS

The following instructions relate to a rights offering by ERHC Energy Inc., a Colorado corporation (“we,” “us,” “our,” or the “Company”), to the shareholders of its common stock, par value $0.0001 per share, as described in the prospectus supplement dated December 27, 2012 (the “Prospectus Supplement”). Holders of our common stock as of 5:00 p.m., central time, on December 17, 2012 (the “Record Date”) are receiving, at no charge, one non-transferable subscription right for every three shares of common stock owned by them as of that date. The total number of shares of our common stock available to all of our shareholders as a group upon exercise of the subscription rights is 246,486,285.

The subscription rights give our shareholders the opportunity to purchase our common stock for $0.075 per full share. Each subscription right includes a basic subscription privilege and an over-subscription privilege. Under the basic subscription privilege, for every three shares of common stock that you own as of the Record Date, you will receive one subscription right entitling you to purchase one share of common stock at the subscription price of $0.075 per full share. We will not issue or pay cash in lieu of fractional subscription rights, and fractional subscription rights will be eliminated by rounding down to the nearest whole subscription right

If you fully exercise your basic subscription privilege and other shareholders do not fully exercise their basic subscription privileges, you may also exercise an over-subscription right to purchase additional shares of common stock that remain unsubscribed at the expiration of the rights offering, subject to the availability and pro rata allocation of shares among persons exercising this over-subscription right, and limited to the maximum number of shares of common  stock offered in the rights offering, less the number of shares purchased under the basic subscription privilege.  To the extent the number of the unsubscribed shares is not sufficient to satisfy all of the properly exercised over-subscription rights requests, then the available shares will be prorated among those who properly exercised over-subscription rights based on the respective number of shares each subscription rights holder held as of the Record Date over the outstanding shares of the common stock at such time (in each case, without giving effect to the number of shares subscribed for under the basic subscription privilege). If this pro rata allocation results in any shareholder receiving a greater number of common shares than the shareholder subscribed for pursuant to the exercise of the over-subscription privilege, then such shareholder will be allocated only that number of shares for which the shareholder oversubscribed, and the remaining common shares will be allocated among all other shareholders exercising the over-subscription privilege on the same pro rata basis described above. The proration process will be repeated until all shares have been allocated or all over-subscription exercises have been fulfilled, whichever occurs earlier.

In order to properly exercise your over-subscription privilege, you must deliver the subscription payment related to your over-subscription privilege prior to the expiration of the rights offering. Because we will not know the total number of unsubscribed shares prior to the expiration of the rights offering, if you wish to maximize the number of shares you purchase pursuant to your over-subscription privilege, you will need to deliver payment in an amount equal to the aggregate subscription price for the maximum number of shares of our common stock available to you, assuming that no shareholder other than you has purchased any shares of our common stock pursuant to their basic subscription privilege and over-subscription privilege. We can provide no assurances that you will actually be entitled to purchase the number of shares issuable upon the exercise of your over-subscription privilege in full at the expiration of the rights offering. We will not be able to satisfy your exercise of the over-subscription privilege if all of our shareholders exercise their basic subscription privileges in full, and we will only honor an over-subscription privilege to the extent sufficient shares of our common stock are available following the exercise of subscription rights under the basic subscription privileges. See “The Rights Offering – Subscription Privileges” in the Prospectus Supplement.

You are not required to exercise any or all of your subscription rights.

Delivery through the subscription agent’s book-entry registration system or in certificated form of the shares of common stock issued upon exercise of the subscription rights will be effected as soon as practicable after the expiration time of the rights offering, which is at 5:00 p.m., central time, on January 31, 2013 (the “Expiration Date”), unless the rights offering is extended, and after all pro rata allocations and adjustments have been completed.

You must properly complete the enclosed ERHC Energy Inc. Shareholder Subscription Rights Agreement (the “Subscription Rights Agreement”) and deliver it, along with the full subscription price (including any amounts in respect of your over-subscription privilege), to the subscription agent, Corporate Stock Transfer, Inc., before the Expiration Date, unless it is extended.  If you send your Subscription Rights Agreement(s) and subscription price payment by mail, we recommend that you send them by registered mail, properly insured, with return receipt requested.

The subscription rights will expire after the Expiration Date. If you do not exercise your subscription rights prior to that time, your subscription rights will expire and will no longer be exercisable. We will not be required to issue shares of our common stock to you if the subscription agent receives your Subscription Rights Agreement(s) or your subscription payment after that time, regardless of when the Subscription  Rights Agreement(s) and subscription payment were sent. See “The Rights Offering—Expiration of the Rights Offering and Extensions, Amendments and Termination” in the Prospectus Supplement.

If you do not exercise your subscription rights and the rights offering is completed, the number of shares of our common stock you own will not change but your percentage ownership of our total outstanding common stock will decrease to the extent shares are purchased by other shareholders in the rights offering. Your percentage ownership of our common stock may also decrease if you do not exercise your basic subscription privilege and over-subscription privilege in full. Please see the discussion of risk factors related to the rights offering, including dilution, under the heading “Risk Factors—Risks Related to the Rights Offering,” in the Prospectus Supplement.

If you have any questions concerning the rights offering, please contact the subscription agent, Corporate Stock Transfer, Inc. (Attn: Operations Department), 3200 Cherry Creek South Drive, Suite 430, Denver, Colorado 80209, by telephone at (303) 282-4800.

YOUR SUBSCRIPTION RIGHTS AGREEMENT(S) AND SUBSCRIPTION PAYMENT FOR EACH RIGHT THAT IS EXERCISED PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE, PLUS THE FULL SUBSCRIPTION PAYMENT FOR ANY ADDITIONAL SHARES OF COMMON STOCK SUBSCRIBED FOR PURSUANT TO THE OVER-SUBSCRIPTION PRIVILEGE, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE THE EXPIRATION DATE.

ONCE YOU HAVE EXERCISED YOUR BASIC SUBSCRIPTION PRIVILEGE AND/OR OVER-SUBSCRIPTION PRIVILEGE, SUCH EXERCISE MAY NOT BE REVOKED, EVEN IF YOU LATER LEARN INFORMATION THAT YOU CONSIDER TO BE UNFAVORABLE TO THE EXERCISE OF YOUR SUBSCRIPTION RIGHTS AND EVEN IF THE RIGHTS OFFERING IS EXTENDED BY OUR BOARD OF DIRECTORS. HOWEVER, IF WE AMEND THE RIGHTS OFFERING TO ALLOW FOR AN EXTENSION OF THE RIGHTS OFFERING FOR A PERIOD OF MORE THAN 45 DAYS OR MAKE A FUNDAMENTAL CHANGE TO THE TERMS SET FORTH IN THE PROSPECTUS, YOU MAY CANCEL YOUR SUBSCRIPTION AND RECEIVE A REFUND OF ANY MONEY YOU HAVE ADVANCED. SUBSCRIPTION RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE WITHOUT VALUE.

1. Method of Subscription—Exercise of Subscription Rights.

To exercise your subscription rights, complete your Subscription Rights Agreement and send the properly completed and executed Subscription  Rights Agreement evidencing such subscription rights with any signatures required to be guaranteed so guaranteed, together with payment in full of the subscription price for each share of common stock subscribed for pursuant to the basic subscription privilege plus the full subscription price for any unsubscribed shares you elect to subscribe for pursuant to the over-subscription privilege, to the subscription agent, on or prior to the Expiration Date.

Payment of the subscription price will be held in a segregated account to be maintained by the subscription agent. All payments must be made in United States dollars for the full number of shares of common stock being subscribed for, by cashier’s or certified check drawn upon a United States bank payable to “Corporate Stock Transfer, Inc. as subscription agent for ERHC Energy Inc.”, and sent by first class mail, by overnight courier or by hand delivery to the address below:

Corporate Stock Transfer, Inc.
Attn: Operations Department
3200 Cherry Creek South Drive, Suite 430
Denver, Colorado 80209

Telephone Number for Information:
(303) 282-4800

Delivery to an address or by a method other than those above will not constitute valid delivery.

When making arrangements with your bank or broker for the delivery of funds on your behalf you may also request such bank or broker to exercise the Subscription  Rights Agreement on your behalf.

Alternatively, you may cause a written guarantee substantially in the form of Notice of Guaranteed Delivery for ERHC Energy Inc. Shareholder Subscription Rights Agreement accompanying the Prospectus Supplement  from an “Eligible Guarantor Institution”, as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, such as a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the U.S., subject to standards and procedures adopted by the Subscription Agent (each, an “Eligible Institution”), to be received by the subscription agent on or prior to the Expiration Date together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of subscription rights  represented by the Subscription Rights Agreement held by you, the number of shares of common stock being subscribed for and that you will guarantee the delivery to the subscription agent of any properly completed and executed Subscription Rights Agreement evidencing such subscription rights within three (3) business days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, the properly completed Subscription Rights Agreement evidencing the subscription rights being exercised, with any required signature guarantees, must be received by the subscription agent within three (3) business days following the date of the Notice of Guaranteed Delivery.  The Notice of Guaranteed Delivery may be delivered to the subscription agent in the same manner as Subscription Rights Agreement at the address set forth above.  Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the subscription agent at the address set forth above

If you do not indicate the number of subscription rights being exercised, or if you do not forward the full subscription payment for the number of subscription rights that you indicate are being exercised, then you will be deemed to have exercised the maximum number of subscription rights that may be exercised with the aggregate subscription payment you delivered to the subscription agent. Any excess subscription payments received by the subscription agent will be returned to you by mail, without interest, as soon as practicable after completion of the rights offering and after all pro rata allocations and adjustments have been completed.

Brokers, custodian banks and other nominee holders of subscription rights who exercise the basic subscription privilege and the over-subscription privilege on behalf of beneficial owners of subscription rights will be required to certify to the subscription agent and the Company, in connection with the exercise of the over-subscription privilege, as to the aggregate number of subscription rights that have been exercised pursuant to the basic subscription privilege and the number of shares of common stock that are being subscribed for pursuant to the over-subscription privilege, by each beneficial owner of subscription rights (including such nominee itself) on whose behalf such nominee holder is acting.

We can provide no assurances that you will actually be entitled to purchase the number of shares issuable upon the exercise of your over-subscription privilege in full at the expiration of the rights offering. We will not be able to satisfy your exercise of the over-subscription privilege if all of our shareholders exercise their basic subscription privileges in full, and we will only honor an over-subscription privilege to the extent sufficient shares of our common stock are available following the exercise of subscription rights under the basic subscription privileges.

If the amount you pay in connection with the exercise of your over-subscription privilege exceeds the subscription price of the number of shares allocated to you, you will be allocated only the number of unsubscribed shares available to you, and any excess subscription payment will be returned to you, without interest, as soon as practicable. If the amount you pay in connection with the exercise of your over-subscription privilege is less than the subscription price of the maximum number of unsubscribed shares available for purchase under your over-subscription privilege, you will be allocated only the number of shares for which you actually paid the subscription price. See “The Rights Offering – Subscription Privileges – Pro Rata Allocation” in the Prospectus Supplement.

Fractional shares of our common stock resulting from the exercise of the basic subscription privileges and the over-subscription privileges will be eliminated by rounding down to the nearest whole share, with the total subscription payment being adjusted accordingly. Any excess subscription payments received by the subscription agent will be returned, without interest, as soon as practicable.

2. Issuance of Common Stock.

The following deliveries and payments will be made to the address shown on the face of your Subscription  Rights Agreement, unless you provide instructions to the contrary in your Subscription  Rights Agreement:

(a)           Basic Subscription Privilege. As soon as practicable following the Expiration Date and the valid exercise of the subscription rights, the subscription agent will effect delivery of the subscribed for shares of our common stock pursuant to the basic subscription privilege through the subscription agent’s book-entry registration system and mail to each exercising subscription rights holder a statement of holdings detailing such subscribed for shares, which statement of holdings will also detail the method by which such holder may request to receive such shares in certificated form.

(b)           Over-Subscription Privilege. As soon as practicable following the Expiration Date and after all prorations and adjustments contemplated by the terms of the rights offering have been effected, the subscription agent will effect delivery of the subscribed for shares of our common stock pursuant to the over-subscription previlege through the subscription agent’s book-entry registration system and mail to each exercising subscription rights holder a statement of holdings detailing such subscribed for shares, which statement of holdings will also detail the method by which such holder may request to receive such shares in certificated form.

(c)           Excess Cash Payments. As soon as practicable following the Expiration Date and after all prorations and adjustments contemplated by the terms of the rights offering have been effected, any excess subscription payments received in payment of the subscription price will be mailed by the subscription agent to each subscription rights holder, without interest.

3. No Sale or Transfer of Subscription Rights.

The subscription rights granted to you are non-transferable and, therefore, you may not sell, transfer or assign your subscription rights to anyone.

4. Execution.

(a)           Execution by Registered Holder. The signature on the Subscription  Rights Agreement must correspond with the name of the registered holder exactly as it appears on the face of the Subscription  Rights Agreement without any alteration or change whatsoever. Persons who sign the Subscription  Rights Agreement in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the subscription agent in its sole and absolute discretion, must present to the subscription agent satisfactory evidence of their authority to so act.

 (b)           Execution by Person Other than Registered Holder. If the Subscription  Rights Agreement is executed by a person other than the holder named on the face of the Subscription  Rights Agreement, proper evidence of authority of the person executing the Subscription  Rights Agreement must accompany the same unless, for good cause, the subscription agent dispenses with proof of authority.

(c)           Signature Guarantees. Your signature must be guaranteed by an eligible institution if you specify special payment or delivery instructions.

5. Method of Delivery.

The method of delivery of Subscription Rights Agreements and payment of the Subscription Price to the subscription agent will be at the election and risk of the Rights holder. If sent by mail, it is recommended that such certificates and payments be sent by overnight courier or by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and the clearance of payment prior to 5:00 p.m., central time, on the Expiration Date.

6. Special Provisions Relating to the Delivery of Subscription Rights through the Depository Trust Company.

In the case of subscription rights that are held of record through The Depository Trust Company (“DTC”), exercises of the basic subscription privilege and of the over-subscription privilege may be effected by instructing DTC to transfer the subscription rights from the DTC account of such holder to the DTC account of the subscription agent, together with certification as to the aggregate number of subscription rights exercised pursuant to the basic subscription privilege and the number of unsubscribed shares subscribed for pursuant to the over-subscription privilege by each beneficial owner of the subscription rights on whose behalf such nominee is acting, and payment of the subscription price for each share of common stock subscribed for pursuant to the basic subscription privilege and the over-subscription privilege.